SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A*


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 1, 2002

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                                 AZURIX CORP.
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

                             001-15065 76-0589114
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          (Commission File Number) (IRS Employer Identification No.)

                    1400 Smith Street, Houston, Texas 77002
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              (Address of Principal Executive Offices) (Zip Code)

                                (713) 853-6161
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             (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)


    * The Company is not subject to the filing requirements of the Securities Exchange Act of 1934. This current report is filed pursuant to contractual obligations imposed on the Company by an Indenture, dated as of February 18, 2000, under which the Company is the issuer of certain debt.

Item 5. Other Events.

         Item 5 is hereby amended and supplemented to add the following:

         On May 8, 2002, Azurix Corp. issued an announcement that it had received tenders and consents from holders of the required majorities of its outstanding 10-3/8 percent Series B Senior Dollar Notes due 2007 and 10-3/4 percent Series B Senior Dollar Notes due 2010, a copy of which is attached as
Exhibit 99.10 hereto and incorporated herein by reference.

         In connection, with its pending consent solicitation, on May 8, 2002, Azurix Corp. and Wells Fargo Bank Minnesota, National Association, the trustee under the indenture under which the Senior Dollar Notes were issued, executed supplemental indentures and waivers for each series of the Senior Dollar Notes which (a) permit Azurix to sell its largest subsidiary, Wessex Water Ltd., without complying with certain provisions of the indenture and eliminate substantially all of the covenants and restrictions and certain default provisions in the indenture, including limitations on its ability to incur indebtedness and guarantees, sell assets, redeem or repurchase stock, pay dividends and make other restricted payments, incur liens, engage in mergers or consolidations, sell all or substantially all of its assets, enter into transactions with affiliates and make investments and requirements to publish financial information, and (b) evidence a waiver by the holders to the requirement in the indenture that Azurix file specified financial statements and other information with the U.S. Securities and Exchange Commission.

         On May 16, 2002, Azurix Corp. issued an announcement that it was extending the expiration of the tender offer and consent solicitation from midnight New York time on Thursday, May 16, 2002 to 5:00 p.m. New York time on Monday, May 20, 2002, a copy of which is attached as Exhibit 99.11 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c )  Exhibits.

              99.10  Press Release issued by Azurix Corp., dated May 8, 2002.
              99.11  Press Release issued by Azurix Corp., dated May 16, 2002.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 AZURIX CORP.

Date: May 17, 2002               By:  /s/ Timothy J. Dorsey
                                      --------------------------------
                                      Timothy J. Dorsey
                                      Vice President, General Counsel
                                      and Secretary






                                     22222

                                 EXHIBIT INDEX


Exhibit      Description

99.10        Press release issued by Azurix Corp., dated May 8, 2002.
99.11        Press Release issued by Azurix Corp., dated May 16, 2002.





                                                        Exhibit 99.10
                                                        Azurix
                                                        P.O.Box 1188
                                                        Houston, TX 77251-1188
[AZURIX LOGO]







                                                           News Release
                                                           Media Contact:
                                                           John Ambler
                                                           713-345-3638

AZURIX RECEIVES REQUIRED NOTEHOLDER CONSENTS FOR SALE OF WESSEX WATER; EXTENDS EXPIRATION TIME

 FOR IMMEDIATE RELEASE:   Wednesday, May 8, 2002

         HOUSTON - Azurix Corp. announced today that it has received tenders and consents from holders of the required majorities of its 10-3/8 percent Series B Senior Dollar Notes due 2007 and 10-3/4 percent Series B Senior Dollar Notes due 2010 for the sale of Wessex Water Ltd. and other matters in its pending tender offer and consent solicitation. Azurix previously had announced it had received tenders and consents from holders of the required majority of its 10-3/8 percent Series A and B Senior Sterling Notes due 2007 and executed the related supplemental indenture with the trustee. The required majorities of all three series of notes now have consented to the Wessex sale.

         Azurix intends to execute immediately supplemental indentures for the Senior Dollar Notes with the trustee under the indenture under which the notes were issued, at which time the tenders will cease to be withdrawable and the consents will be irrevocable. The supplemental indenture for the Senior Sterling Notes already has been executed, and tenders of Senior Sterling Notes continue to be non-withdrawable and the related consents irrevocable.

         Azurix also is extending the expiration of the tender offer and consent solicitation from 5:00pm New York time on Thursday, May 16, 2002 to midnight New York time on Thursday, May 16, 2002. Holders of notes validly tendered at or before the expiration of the expiration of the tender offer and consent solicitation will be entitled to receive US$922.50 per US$1,000 principal amount in the case of Senior Dollar Notes and Pounds Sterling 922.50 per Pounds Sterling 1,000 principal amount in the case of Senior Sterling Notes. As of May 8, 2002, holders of an aggregate principal amount of approximately US$109 million of the Senior Dollar Notes due 2007, approximately Pounds Sterling 74 million of the 10-3/8 percent Senior Sterling Notes due 2007 and approximately US$97 million of the Senior Dollar Notes due 2010 had validly tendered and not withdrawn their notes pursuant to Azurix's tender offer and consent solicitation.

         Salomon Smith Barney is acting as dealer manager of the tender offer and consent solicitation. Questions regarding the tender offer and consent solicitation may be directed to Salomon Smith Barney at 800-558-3745. An Offer to Purchase and Consent Solicitation, dated April 1, 2002, and related Letter of Transmittal and Consent describing the tender offer and consent solicitation have been distributed to holders of notes. Requests for additional copies of documentation can be made to Mellon Investor Services at 866-293-6625.

         This announcement does not constitute an offer with respect to any securities. Except as expressly set forth in this and previous releases, the tender offer and the consent solicitation remain subject to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation and the related Letter of Transmittal and Consent. Except for the historical information, the matters discussed in this press release are forward looking statements, the accuracy of which is necessarily subject to risks and uncertainties. Actual results may differ significantly from the discussion of certain matters in forward-looking statements. Factors that may cause such differences include YTL Power International Berhad's ability to obtain on a timely basis consent of its shareholders to the purchase of Wessex; effects of Enron's bankruptcy, including the possible involvement of Enron's creditors or the bankruptcy court in the management of Azurix, including the Wessex sale and the order approving the actions of Enron, its subsidiaries and their employees in approving the Wessex sale; changes in exchange rates between other currencies and U.S. dollars; Azurix's ability to retain key personnel to manage the sale and tender offer process; and other factors discussed in the consent solicitation and offer to purchase and in Azurix's filings with the United States Securities and Exchange Commission.





                                                        Exhibit 99.11
                                                        Azurix
                                                        P.O.Box 1188
                                                        Houston, TX 77251-1188
[AZURIX LOGO]







                                                           News Release
                                                           Media Contact:
                                                           John Ambler
                                                           713-345-3638

AZURIX EXTENDS EXPIRATION TIME

 FOR IMMEDIATE RELEASE:  Thursday, May 16, 2002

         HOUSTON - Azurix Corp. announced today that it is extending the expiration of the tender offer and consent solicitation from midnight New York time on Thursday, May 16, 2002 to 5:00 p.m. New York time on Monday, May 20, 2002. Holders of notes validly tendered at or before the expiration of the expiration of the tender offer and consent solicitation will be entitled to receive US$922.50 per US$1,000 principal amount in the case of Senior Dollar Notes and Pounds Sterling 922.50 per Pounds Sterling 1,000 principal amount in the case of Senior Sterling Notes. As of May 16, 2002, holders of an aggregate principal amount of approximately US$199.3 million of the Senior Dollar Notes due 2007, approximately Pounds Sterling 85.5 million of the 10-3/8 percent Senior Sterling Notes due 2007 and approximately US$144.3 million of the Senior Dollar Notes due 2010 had validly tendered and not withdrawn their notes pursuant to Azurix's tender offer and consent solicitation.

         Salomon Smith Barney is acting as dealer manager of the tender offer and consent solicitation. Questions regarding the tender offer and consent solicitation may be directed to Salomon Smith Barney at 800-558-3745. An Offer to Purchase and Consent Solicitation, dated April 1, 2002, and related Letter of Transmittal and Consent describing the tender offer and consent solicitation have been distributed to holders of notes. Requests for additional copies of documentation can be made to Mellon Investor Services at 866-293-6625.

         This announcement does not constitute an offer with respect to any securities. Except as expressly set forth in this and previous releases, the tender offer and the consent solicitation remain subject to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation and the related Letter of Transmittal and Consent.